American Maturity Life
Insurance Company
Separate Account
AMLVA

Financial Statements as of December 31, 2020 and for
the years ended December 31, 2020 and 2019 and
Report of Independent Registered Public Accounting
Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Allstate Life Insurance Company and the
Management and Contract holders of
American Maturity Life Insurance Company Separate Account AMLVA

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the sub-accounts of American Maturity Life Insurance Company Separate Account AMLVA (the “Account”) listed in Appendix A, as of December 31, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented in Appendix A and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts comprising the Account as of December 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 7, 2021

We have served as the auditor of the Account since 2000.

Appendix A
American Maturity Life Insurance Company Separate Account AMLVA

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
BNY Mellon VIF Appreciation Initial Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
BNY Mellon VIF Opportunistic Small Cap Initial Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
DWS Bond VIP Class A	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
DWS Capital Growth VIP Class A	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
DWS Core Equity VIP Class A	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
DWS Government Money Market VIP Class A	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Janus Henderson VIT Balanced Institutional Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Janus Henderson VIT Global Research Institutional Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Neuberger Berman AMT Sustainable Equity Class I	December 31, 2020	December 31, 2020	For the Period April 30, 2019* to December 31, 2019 and for the Year ended December 31, 2020	For the Period April 30, 2019* to December 31, 2019 and for the Year ended December 31, 2020
* Date represents commencement of operations

AMERICAN MATURITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT AMLVA

STATEMENT OF NET ASSETS
As of December 31, 2020

		BNY Mellon VIF		DWS
	BNY Mellon VIF	Opportunistic	DWS	Capital Growth	DWS
	Appreciation	Small Cap	Bond VIP	VIP	Core Equity VIP
	Initial Shares	Initial Shares	Class A	Class A	Class A
ASSETS
Investments, at fair value	$3,205,077	$573,044	$1,119,435	$1,215,373	$2,350,224
Due from (to) American Maturity Life Insurance Company	398	271	83	8	180
Total assets	$3,205,475	$573,315	$1,119,518	$1,215,381	$2,350,404
NET ASSETS
Accumulation units	$3,106,655	$565,339	$1,090,448	$1,209,610	$2,302,954
Contracts in payout (annuitization) period	98,820	7,976	29,070	5,771	47,450
Total net assets	$3,205,475	$573,315	$1,119,518	$1,215,381	$2,350,404
FUND SHARE INFORMATION
Number of shares	67,933	11,539	185,953	28,692	192,169
Cost of investments	$2,438,516	$476,378	$1,114,588	$691,694	$1,932,181
UNIT VALUE	$57.70	$38.85	$22.16	$72.10	$43.45

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

		BNY Mellon VIF		DWS
	BNY Mellon VIF	Opportunistic	DWS	Capital Growth	DWS
	Appreciation	Small Cap	Bond VIP	VIP	Core Equity VIP
	Initial Shares	Initial Shares	Class A	Class A	Class A
NET INVESTMENT INCOME (LOSS)
Dividends	$22,740	$2,869	$30,409	$4,938	$28,755
Charges from: American Maturity
Life Insurance Company:
Mortality and expense risk	(18,734)	(2,915)	(7,181)	(6,633)	(13,566)
Administrative expense	(5,764)	(897)	(2,209)	(2,041)	(4,174)
Net investment income (loss)	(1,758)	(943)	21,019	(3,736)	11,015
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	426,883	29,195	166,191	65,652	210,182
Cost of investments sold	382,818	31,719	173,628	45,609	197,934
Realized gains (losses) on fund shares	44,065	(2,524)	(7,437)	20,043	12,248
Realized gain distributions	241,164	—	—	67,116	97,276
Net realized gains (losses)	285,229	(2,524)	(7,437)	87,159	109,524
Change in unrealized gains (losses)	313,936	97,309	70,858	253,246	192,779
Net realized and change in unrealized
gains (losses) on investments	599,165	94,785	63,421	340,405	302,303
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$597,407	$93,842	$84,440	$336,669	$313,318

(*) See Note 2 for disclosure of changes in sub-accounts and to the name of the Funds during 2020.
See notes to financial statements.

AMERICAN MATURITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT AMLVA

STATEMENT OF NET ASSETS
As of December 31, 2020

			Janus Henderson
	DWS	Janus Henderson	VIT Global	Neuberger Berman
	Government	VIT Balanced	Research	AMT Sustainable
	Money Market	Institutional	Institutional	Equity
	VIP Class A	Shares	Shares	Class I*
ASSETS
Investments, at fair value	$493,966	$1,608,582	$2,076,290	$1,822,994
Due from (to) American Maturity Life Insurance Company	8	10,107	154	3,833
Total assets	$493,974	$1,618,689	$2,076,444	$1,826,827
NET ASSETS
Accumulation units	$485,771	$1,500,571	$2,036,424	$1,741,664
Contracts in payout (annuitization) period	8,203	118,118	40,020	85,163
Total net assets	$493,974	$1,618,689	$2,076,444	$1,826,827
FUND SHARE INFORMATION
Number of shares	493,966	36,911	32,636	59,400
Cost of investments	$493,966	$999,054	$1,091,486	$1,548,338
UNIT VALUE	$10.05	$69.98	$39.83	$12.90

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

			Janus Henderson
	DWS	Janus Henderson	VIT Global	Neuberger Berman
	Government	VIT Balanced	Research	AMT Sustainable
	Money Market	Institutional	Institutional	Equity
	VIP Class A	Shares	Shares	Class I*
NET INVESTMENT INCOME (LOSS)
Dividends	$1,003	$27,222	$13,186	$9,719
Charges from: American Maturity
Life Insurance Company:
Mortality and expense risk	(3,046)	(9,736)	(11,704)	(10,273)
Administrative expense	(937)	(2,996)	(3,601)	(3,161)
Net investment income (loss)	(2,980)	14,490	(2,119)	(3,715)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	58,010	142,829	145,602	162,760
Cost of investments sold	58,010	98,852	84,550	156,271
Realized gains (losses) on fund shares	—	43,977	61,052	6,489
Realized gain distributions	—	24,465	96,733	66,756
Net realized gains (losses)	—	68,442	157,785	73,245
Change in unrealized gains (losses)	—	108,356	187,568	223,197
Net realized and change in unrealized
gains (losses) on investments	—	176,798	345,353	296,442
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(2,980)	$191,288	$343,234	$292,727
See notes to financial statements.

AMERICAN MATURITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT AMLVA

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2020

		BNY Mellon VIF		DWS
	BNY Mellon VIF	Opportunistic	DWS	Capital Growth	DWS
	Appreciation	Small Cap	Bond VIP	VIP	Core Equity VIP
	Initial Shares	Initial Shares	Class A	Class A	Class A
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(1,758)	$(943)	$21,019	$(3,736)	$11,015
Net realized gains (losses)	285,229	(2,524)	(7,437)	87,159	109,524
Change in unrealized gains (losses)	313,936	97,309	70,858	253,246	192,779
Increase (decrease) in net assets from operations	597,407	93,842	84,440	336,669	313,318
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	2,981	340	1,276	360	2,455
Benefits	(119,321)	1,039	(48,767)	(9,434)	(75,741)
Payments on termination	(81,223)	(2,753)	(70,972)	(8,284)	(84,971)
Contract maintenance charge	(487)	(65)	(218)	(155)	(316)
Transfers among the sub-accounts and with the
Fixed Account - net	(183,158)	(9,162)	32,815	(38,389)	1,414
Increase (decrease) in net assets from
contract transactions	(381,208)	(10,601)	(85,866)	(55,902)	(157,159)
INCREASE (DECREASE) IN NET ASSETS	216,199	83,241	(1,426)	280,767	156,159
NET ASSETS AT BEGINNING OF PERIOD	2,989,276	490,074	1,120,944	934,614	2,194,245
NET ASSETS AT END OF PERIOD	$3,205,475	$573,315	$1,119,518	$1,215,381	$2,350,404
UNITS OUTSTANDING
Units outstanding at beginning of period	63,540	14,997	54,704	17,871	58,148
Units issued	490	619	3,386	24	1,166
Units redeemed	(8,481)	(864)	(7,578)	(1,039)	(5,227)
Units outstanding at end of period	55,549	14,752	50,512	16,856	54,087

(*) See Note 2 for disclosure of changes in sub-accounts and to the name of the Funds during 2020.

See notes to financial statements.

AMERICAN MATURITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT AMLVA

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2020

			Janus Henderson
	DWS	Janus Henderson	VIT Global	Neuberger Berman
	Government	VIT Balanced	Research	AMT Sustainable
	Money Market	Institutional	Institutional	Equity
	VIP Class A	Shares	Shares	Class I*
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(2,980)	$14,490	$(2,119)	$(3,715)
Net realized gains (losses)	—	68,442	157,785	73,245
Change in unrealized gains (losses)	—	108,356	187,568	223,197
Increase (decrease) in net assets from operations	(2,980)	191,288	343,234	292,727
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	631	203	2,365	1,443
Benefits	(10,390)	(22,118)	(70,518)	(58,810)
Payments on termination	(23,987)	(68,436)	(29,178)	(38,176)
Contract maintenance charge	(147)	(215)	(391)	(281)
Transfers among the sub-accounts and with the
Fixed Account - net	116,321	(8,687)	12,432	(18,193)
Increase (decrease) in net assets from
contract transactions	82,428	(99,253)	(85,290)	(114,017)
INCREASE (DECREASE) IN NET ASSETS	79,448	92,035	257,944	178,710
NET ASSETS AT BEGINNING OF PERIOD	414,526	1,526,654	1,818,500	1,648,117
NET ASSETS AT END OF PERIOD	$493,974	$1,618,689	$2,076,444	$1,826,827
UNITS OUTSTANDING
Units outstanding at beginning of period	41,014	24,728	54,353	151,408
Units issued	13,607	361	1,554	3,573
Units redeemed	(5,470)	(2,102)	(3,777)	(13,713)
Units outstanding at end of period	49,151	22,987	52,130	141,268

See notes to financial statements.

AMERICAN MATURITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT AMLVA

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2019

		BNY Mellon VIF		DWS
	BNY Mellon VIF	Opportunistic	DWS	Capital Growth	DWS
	Appreciation	Small Cap	Bond VIP	VIP	Core Equity VIP
	Initial Shares	Initial Shares	Class A	Class A	Class A
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$8,718	$(4,030)	$24,809	$(3,732)	$5,817
Net realized gains (losses)	349,124	80,019	(12,787)	127,430	251,546
Change in unrealized gains (losses)	481,510	10,337	91,440	144,875	285,375
Increase (decrease) in net assets from operations	839,352	86,326	103,462	268,573	542,738
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	3,802	520	1,402	540	3,249
Benefits	(144,708)	(16,436)	(14,768)	(65,815)	(138,004)
Payments on termination	(99,468)	(6,697)	(86,628)	(19,194)	(86,459)
Contract maintenance charge	(527)	(95)	(249)	(154)	(396)
Transfers among the sub-accounts and with the
Fixed Account - net	(134,721)	(656)	3,187	(21,696)	(78,904)
Increase (decrease) in net assets from
contract transactions	(375,622)	(23,364)	(97,056)	(106,319)	(300,514)
INCREASE (DECREASE) IN NET ASSETS	463,730	62,962	6,406	162,254	242,224
NET ASSETS AT BEGINNING OF PERIOD	2,525,546	427,112	1,114,538	772,360	1,952,021
NET ASSETS AT END OF PERIOD	$2,989,276	$490,074	$1,120,944	$934,614	$2,194,245
UNITS OUTSTANDING
Units outstanding at beginning of period	72,443	15,782	59,660	20,081	66,834
Units issued	286	378	1,504	43	488
Units redeemed	(9,189)	(1,163)	(6,460)	(2,253)	(9,174)
Units outstanding at end of period	63,540	14,997	54,704	17,871	58,148

(*) See Note 2 for disclosure of changes in sub-accounts and to the name of the Funds during 2020.

See notes to financial statements.

AMERICAN MATURITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT AMLVA

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2019

			Janus Henderson
	DWS	Janus Henderson	VIT Global	Neuberger Berman
	Government	VIT Balanced	Research	AMT Sustainable
	Money Market	Institutional	Institutional	Equity
	VIP Class A	Shares	Shares	Class I*
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$3,726	$15,782	$2,703	$(2,635)
Net realized gains (losses)	—	89,535	211,192	85,703
Change in unrealized gains (losses)	—	182,396	215,515	51,459
Increase (decrease) in net assets from operations	3,726	287,713	429,410	134,527
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	937	446	3,249	1,275
Benefits	(5,858)	(67,208)	(82,116)	(53,083)
Payments on termination	(21,804)	(74,495)	(72,031)	(48,077)
Contract maintenance charge	(163)	(276)	(430)	(212)
Transfers among the sub-accounts and with the
Fixed Account - net	23,410	8,897	(74,557)	1,613,687
Increase (decrease) in net assets from
contract transactions	(3,478)	(132,636)	(225,885)	1,513,590
INCREASE (DECREASE) IN NET ASSETS	248	155,077	203,525	1,648,117
NET ASSETS AT BEGINNING OF PERIOD	414,278	1,371,577	1,614,975	—
NET ASSETS AT END OF PERIOD	$414,526	$1,526,654	$1,818,500	$1,648,117
UNITS OUTSTANDING
Units outstanding at beginning of period	41,373	27,004	61,762	—
Units issued	2,974	304	558	166,934
Units redeemed	(3,333)	(2,580)	(7,967)	(15,526)
Units outstanding at end of period	41,014	24,728	54,353	151,408

See notes to financial statements.

AMERICAN MATURITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT AMLVA
NOTES TO FINANCIAL STATEMENTS

1. Organization
American Maturity Life Insurance Company Separate Account AMLVA (the “Account”), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of American Maturity Life Insurance Company (“American Maturity”). The assets of the Account are legally segregated from those of American Maturity. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
The assets within the Account are legally segregated from each other into sub-accounts (the “sub-accounts”). In April 2018, American Maturity's direct parent, Hartford Life International Holding Company, was dissolved and American Maturity became a direct subsidiary of Talcott Resolution Life Insurance Company ("TL"), formerly Hartford Life Insurance Company, which is a subsidiary of Talcott Resolution Life, Inc. ("TLI") (formerly Hartford Life, Inc.). In May 2018, Hartford Holdings, Inc., an indirect parent company of American Maturity and direct wholly owned subsidiary of The Hartford Financial Services Group, Inc., sold all of the issued and outstanding equity of TLI to a group of investors. This transaction did not have a material impact to American Maturity's surplus.
In July 2001, American Maturity entered into an administrative services agreement (the “Agreement”) with Glenbrook Life and Annuity Company (“Glenbrook Life”), whereby Glenbrook Life agreed to be responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration. In January 2005, Glenbrook Life merged into Allstate Life Insurance Company (“ALIC”). ALIC is the surviving legal entity and Glenbrook Life no longer exists as a legal entity. As a result of the merger, ALIC assumed Glenbrook Life’s responsibilities and obligations under the Agreement. The underlying terms and conditions of the Agreement remain unchanged.
On June 1, 2006, ALIC appointed The Prudential Insurance Company of America (“Prudential”) as administrator of the contracts. In accordance with an administrative services agreement between ALIC and Prudential (the “Sub-contracting Agreement”), Prudential is responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration. The obligations of Prudential under the Sub-contracting Agreement are to ALIC and ALIC continues to be responsible for all terms and conditions of the Agreement. The Agreement and Sub-contracting Agreement do not extinguish American Maturity’s obligations to the variable annuity contractholders. American Maturity is responsible for all contract terms and conditions of the underlying variable annuities.
American Maturity issued the AARP Variable Annuity and AARP Variable Annuity NY contracts, the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. The Account accepts additional deposits from existing contractholders, but is closed to new contractholders. Absent any contract provisions wherein American Maturity contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the mutual fund portfolios ("Fund" or "Funds") in which they invest:

BNY Mellon VIF Appreciation Initial Shares
BNY Mellon VIF Opportunistic Small Cap Initial Shares
DWS Bond VIP Class A
DWS Capital Growth VIP Class A
DWS Core Equity VIP Class A
DWS Government Money Market VIP Class A
Janus Henderson VIT Balanced Institutional Shares
Janus Henderson VIT Global Research Institutional Shares
Neuberger Berman AMT Sustainable Equity Class I*

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2020.
The net assets are affected by the investment results of each Fund, transactions by contractholders and certain contract expenses (see Note 5). Contractholders’ interests consist of units of the sub-account. The accompanying financial statements include only contractholders’ purchase payments applicable to the variable portions of their contracts and exclude any purchase payments directed by the contractholder to the Fixed Account in which the contractholders’ deposits are included in the American Maturity general account assets and earn a fixed rate of return.

AMERICAN MATURITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT AMLVA
NOTES TO FINANCIAL STATEMENTS

A contractholder may choose from among a number of different underlying Fund options. The underlying Funds are not available to the general public directly. These Funds are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.
Some of these underlying Funds have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying Funds may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying Funds may differ substantially.
The Novel Coronavirus Pandemic or COVID-19 (“Coronavirus”) resulted in governments worldwide enacting emergency measures to combat the spread of the virus. Ongoing uncertainty related to the future path of the pandemic has and may continue to create market volatility that impacted the valuations, liquidity, prospects and risks of fixed income securities and equity securities, including sub accounts of the Account. Future investment results will depend on developments, including the duration and spread of the outbreak, preventive measures to combat the spread of the virus, and capital market conditions, including the pace of economic recovery and effectiveness of the fiscal and monetary policy responses.
The ongoing impact of the Coronavirus on financial markets and the overall economy remain uncertain. Some of the restrictions implemented to contain the pandemic have been relaxed, but reduced economic activity, limits on large gatherings and events and higher unemployment continue. Additionally, there is no way of predicting with certainty how long the pandemic might last, including the potential for restrictions being restored or new restrictions being implemented that could result in further economic volatility.
Subsequent Event - On January 26, 2021, The Allstate Corporation announced it had entered into an agreement to sell ALIC and certain affiliates, including the Account, to Antelope US Holdings Company, a Delaware corporation and an affiliate of an investment fund associated with The Blackstone Group Inc. (the “Transaction”). The Transaction is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions. There will be no change in the administrator.

2. Portfolio Changes
The following sub-account change occurred during the year ended December 31, 2020:

New fund name:	Former fund name:
Neuberger Berman AMT Sustainable Equity Class I	Neuberger Berman AMT Sustainable Equity Portfolio Class I

The following sub-account was opened during the year ended December 31, 2019:

Date:	Fund Name:
April 30, 2019	Neuberger Berman AMT Sustainable Equity Portfolio Class I

Below listed are the sub-accounts (“Merged from”) that merged into another sub-account (“Merged to”) on the effective merger date. Accordingly, all of the assets of the Merged from sub-account were transferred in exchange for shares of the Merged to sub-account for units of equal aggregate value and the Merged to sub-account’s assumption of all of the current and future liabilities of the Merged from sub-account effective on the merger date. Accordingly, the cost basis of the respective sub-account’s investments received from the underlying Merged from sub-account were carried forward and invested in the underlying Merged to sub-account for GAAP and tax purposes. The Merged from sub-account ceases operations from the effective merger date.

Date:	Merged from:	Merged to:
April 30, 2019	Neuberger Berman AMT Large Cap Value Class I	Neuberger Berman AMT Sustainable Equity Portfolio Class I

AMERICAN MATURITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT AMLVA
NOTES TO FINANCIAL STATEMENTS

3. Summary of Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of GAAP.
Investments - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.
Dividends - Dividends declared by the Funds are recognized on the ex-dividend date.
Net Realized Gains and Losses - Net realized gains and losses on Fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying Funds. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds’ ex-distribution date.
Federal Income Taxes - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of American Maturity. American Maturity is taxed as a life insurance company under the Code. No income taxes are allocable to the Account. The Account had no liability for unrecognized tax benefits as of December 31, 2020 and believes that the unrecognized tax benefits balance will not materially change within the next twelve months.
Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations. Actual results could differ from those estimates.
Contracts in payout (annuitization) period - Net assets allocated to contracts in the payout period are computed according to the industry standard mortality tables, depending on the annuitization date. The assumed investment return is 5.00%. The mortality risk is fully borne by American Maturity and may result in additional amounts being transferred into the Account by American Maturity to cover greater longevity of annuitants than expected. A receivable is established for amounts due to the sub-accounts from American Maturity but not yet received. Conversely, if amounts allocated exceed amounts required, transfers may be made to American Maturity. A payable is established for amounts payable to American Maturity from the sub-accounts but not yet paid. The changes in mortality risks are included in “Benefits” on the Statements of Changes in Net Assets and in “Contracts in payout (annuitization) period” in the Statement of Net Assets.

4. Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statement of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:
Level 1: Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.
Level 2: Assets whose values are based on the following:
(a) Quoted prices for similar assets in active markets;
(b) Quoted prices for identical or similar assets in markets that are not active; or
(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.
Level 3: Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account’s estimates of the assumptions that market participants would use in valuing the assets.

AMERICAN MATURITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT AMLVA
NOTES TO FINANCIAL STATEMENTS

In determining fair value, the Account uses the market approach which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Fund’s managers. The Account’s policy is to recognize the transfer of securities among the levels at the beginning of the reporting period.

5. Expenses
Mortality and Expense Risk Charge - American Maturity assumes mortality and expense risks related to the operations of the Account and currently deducts charges daily at a rate equal to 0.65% per annum of the daily net assets of the Account. The mortality and expense risk charge is recognized as a reduction in unit values and reported on the Statement of Operations. The mortality and expense risk charge covers insurance benefits available with the contract and certain expenses of the contract. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract.
Administrative Expense - American Maturity deducts administrative expense charges daily at a rate equal to 0.20% per annum of the daily net assets of the Account. The contract administration charge is recognized as a reduction in unit values and reported on the Statement of Operations.
Contract Maintenance Charge - American Maturity deducts an annual contract maintenance charge of $25 on each contract anniversary. This charge will be waived if certain conditions are met. These charges are recognized as a redemption of units and reported on the Statements of Changes in Net Assets.

6. Purchases of Investments
The cost of investments purchased during the year ended December 31, 2020 was as follows:

Purchases
BNY Mellon VIF Appreciation Initial Shares	$284,683
BNY Mellon VIF Opportunistic Small Cap Initial Shares	17,380
DWS Bond VIP Class A	101,260
DWS Capital Growth VIP Class A	73,123
DWS Core Equity VIP Class A	161,134
DWS Government Money Market VIP Class A	137,448
Janus Henderson VIT Balanced Institutional Shares	72,425
Janus Henderson VIT Global Research Institutional Shares	154,772
Neuberger Berman AMT Sustainable Equity Class I*	107,951
(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2020.

7. Financial Highlights
A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios excluding expenses of the underlying Funds, and total return ratios by sub-account is presented below for each of the five years in the period ended December 31, 2020.
Items in the following table are notated as follows:
* Investment Income Ratio - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Fund in which the sub-account invests.

AMERICAN MATURITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT AMLVA
NOTES TO FINANCIAL STATEMENTS

Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return, the investment income ratio is calculated for the period, or from the effective date, through the end of the reporting period. The investment income ratio for closed sub-accounts is calculated from the beginning of period, or from the effective date, through the last day the sub-account was open. The investment income ratio is reported at zero when no dividend is received in the sub-account during the period or the net asset value at the beginning and end of the period is zero.
** Expense Ratio - These amounts represent the annualized contract expenses of the sub-account, consisting of mortality and expense risk charges, and administrative expense charges, for each period indicated. The ratios include only those expenses that are charged that result in a reduction in the unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying Fund have been excluded.
*** Total Return - These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period unit value or the unit value on the effective date.

AMERICAN MATURITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT AMLVA
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,

	Units	Accumulation	Net Assets	Investment	Expense	Total
	(000s)	Unit Value	(000s)	Income Ratio*	Ratio**	Return***

	BNY Mellon VIF Appreciation Initial Shares
2020	56	$57.70	$3,205	0.79%	0.85%	22.64%
2019	64	47.05	2,989	1.16	0.85	34.95
2018	72	34.86	2,526	1.25	0.85	(7.64)
2017	77	37.75	2,909	1.33	0.85	26.26
2016	83	29.90	2,493	1.61	0.85	6.99

	BNY Mellon VIF Opportunistic Small Cap Initial Shares
2020	15	38.85	573	0.64	0.85	18.88
2019	15	32.68	490	—	0.85	20.75
2018	16	27.06	427	—	0.85	(19.77)
2017	17	33.73	575	—	0.85	23.63
2016	17	27.28	471	—	0.85	16.08

	DWS Bond VIP Class A
2020	51	22.16	1,120	2.75	0.85	8.15
2019	55	20.49	1,121	3.06	0.85	9.69
2018	60	18.68	1,115	4.48	0.85	(3.48)
2017	63	19.36	1,218	2.41	0.85	4.94
2016	63	18.44	1,154	5.15	0.85	5.03

	DWS Capital Growth VIP Class A
2020	17	72.10	1,215	0.48	0.85	37.87
2019	18	52.30	935	0.43	0.85	35.98
2018	20	38.46	772	0.71	0.85	(2.43)
2017	20	39.42	798	0.72	0.85	25.23
2016	24	31.48	755	0.81	0.85	3.37

	DWS Core Equity VIP Class A
2020	54	43.45	2,350	1.38	0.85	15.15
2019	58	37.74	2,194	1.12	0.85	29.20
2018	67	29.21	1,952	1.78	0.85	(6.49)
2017	71	31.23	2,223	1.17	0.85	20.00
2016	73	26.03	1,913	1.37	0.85	9.55

	DWS Government Money Market VIP Class A
2020	49	10.05	494	0.21	0.85	(0.61)
2019	41	10.11	415	1.75	0.85	0.91
2018	41	10.02	414	1.38	0.85	0.53
2017	41	9.97	413	0.45	0.85	(0.40)
2016	38	10.01	383	0.05	0.85	(0.79)

	Janus Henderson VIT Balanced Institutional Shares
2020	23	69.98	1,619	1.82	0.85	13.34
2019	25	61.74	1,527	1.91	0.85	21.55
2018	27	50.79	1,372	2.15	0.85	(0.18)
2017	28	50.88	1,427	1.62	0.85	17.43
2016	29	43.33	1,238	2.15	0.85	3.72

AMERICAN MATURITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT AMLVA
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,

	Units		Net Assets	Investment	Expense	Total
	(000s)	Unit Value	(000s)	Income Ratio*	Ratio**	Return***

	Janus Henderson VIT Global Research Institutional Shares
2020	52	$39.83	$2,076	0.73%	0.85%	19.04%
2019	54	33.46	1,819	1.00	0.85	27.95
2018	62	26.15	1,615	1.12	0.85	(7.66)
2017	66	28.32	1,867	0.83	0.85	25.96
2016	69	22.48	1,552	1.05	0.85	1.20

	Neuberger Berman AMT Sustainable Equity Class I (sub-account launched on April 30, 2019)
2020	141	12.90	1,827	0.62	0.85	18.55
2019	151	10.89	1,648	0.41	0.85	8.78